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                                                                    Exhibit 10.2

                            NEXTERA ENTERPRISES, INC.

                                   DEMAND NOTE

$30,000,000                                                        June 25, 1999

           FOR VALUE RECEIVED, the undersigned NEXTERA ENTERPRISES, INC., a Delaware corporation (the "COMPANY"), promises to pay to BankBoston, N.A. (the "LENDER"), or order, on the earlier of (a) written DEMAND or (b) January 5, 2000, the principal sum of $30,000,000 or such lesser amount as may be from time to time outstanding, together with interest from the date hereof, computed on the basis of a 365/366-day year, on the principal amount hereof from time to time unpaid (the "LOAN") at a per annum rate which shall at all times equal the Base Rate, and interest on overdue principal hereof and, to the extent not prohibited by applicable law, on overdue installments of interest at a per annum rate equal to the Base Rate PLUS 2% per annum. This Note may be prepaid in whole or in part at any time or from time to time, without premium or penalty.

1        DISCRETIONARY DEMAND CREDIT AGREEMENT. This Note is issued pursuant to a Discretionary Demand Credit Agreement dated as of June 25, 1999 between the Company and the Lender (the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined herein are used as defined in the Credit Agreement. Pursuant to a Guarantee and Security Agreement dated as of June 25, 1999 among the Company, certain of the Company's Subsidiaries and the Lender, the obligations of the Company under this Note and the Credit Agreement are (a) guaranteed by all the Company's domestic Subsidiaries (other than Cranberry Hill Capital LLC) and (b) secured by substantially all the assets of the Company and such domestic Subsidiaries.

2        LOANS AND REPAYMENTS. All loans made by the Lender pursuant to the
Credit Agreement and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Lender on the schedule attached hereto or on a continuation of such schedule attached to and made a part hereof; PROVIDED, HOWEVER, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Company under this Note, such Credit Agreement or any other Credit Document.

3        WAIVERS. The Company waives to the extent not prohibited by applicable law (a) all presentments, demands for performance, notices of nonperformance (except to the extent required by the provisions hereof), protests, notices of protest and notices of dishonor, (b) any requirement of diligence or promptness on the part of the Lender in the enforcement of its rights under this Note, (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law and (d) any valuation, stay, appraisement or redemption laws.


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4        PAYMENTS; NOTICES. All payments to the holder hereof shall be made at the address set forth below or at such other address as the holder hereof shall specify in writing to the Company. Any notice, demand or other communication in connection with this Note shall be deemed to be delivered if in writing addressed as provided in Section 10 of the Credit Agreement.

5        ASSIGNABILITY; GOVERNING LAW. This Note shall bind and inure to the benefit of the Company and the Lender and their respective successors and assigns, including as such successors and assigns of the Lender any holder of this Note, provided that the obligations of the Company hereunder may not be assigned except with the prior written consent of the holder hereof. This Note shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the undersigned Company has caused this Note to be executed as an agreement under seal by its duly authorized officer as of the date first above written.


                                      NEXTERA ENTERPRISES, INC.

                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:





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                         LOAN AND PAYMENTS OF PRINCIPAL

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                 Amount        Amount of           Unpaid
                   of          Principal          Principal            Notation
Date              Loan           Repaid            Balance              Made By


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